THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                            WARRANT TO PURCHASE STOCK

Corporation:            PracticeXpert, Inc., a Nevada corporation

Number of Shares:       900,000

Class of Stock:         Common Stock, par value $0.001 per share

Exercise Price:         $0.30 per share

Issue Date:             June 1, 2005

Expiration Date:        June 1, 2015

      THIS WARRANT CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, MERIDIAN COMMERCIAL HEALTHCARE FINANCE, LLC, a California limited liability company, or its permitted assignee ("Holder"), is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the exercise price (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this warrant, subject to the provisions and upon the terms and conditions set forth in this warrant.

ARTICLE 1. EXERCISE.

      1.1 Method of Exercise. Holder may exercise this warrant, in whole or in part, by delivering this warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the Warrant Price for the Shares being purchased.

      1.2 Conversion  Right.  In lieu of exercising this warrant as specified in
Section 1.1, Holder may from time to time convert this warrant, in whole or in part, into a number of Shares determined by multiplying the number of shares issuable upon exercise of this warrant by a fraction, (a) the numerator of which is the fair market value of one Share minus the Warrant Price of one Share, by
(b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.3.

      1.3 Fair Market Value. If the Shares are traded regularly in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not regularly traded in a public market, then the fair market value of each of the Shares shall be each Share's Equity Value. "Equity Value" per Share shall be determined by dividing
(a) the excess of the Enterprise Value over Funded Debt, by (b) the aggregate number of issued and outstanding shares of Common Stock of the Company on a fully-diluted basis. For purposes of this Section 1.3, the following terms shall have the following meanings:

            1.3.1 "Adjusted Net Income" shall mean net income of the Company for any period, excluding any non-recurring or extraordinary gains and losses occurring in such period, but normalized for historical uncollectible debt expenses.

            1.3.2 "EBITDA" shall mean Adjusted Net Income of the Company plus interest, tax, depreciation and amortization expenses for a twelve (12) month trailing period.

            1.3.3 "Enterprise Value" shall mean the Company's EBITDA multiplied times seven (7).

            1.3.4 "Funded Debt" shall mean all indebtedness obligations of the Company except trade payables incurred by the Company in the ordinary course of business.

      1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this warrant has not been fully exercised or converted and has not expired, a new warrant representing the Shares not so acquired.

      1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this warrant, the Company at its expense shall execute and deliver, in lieu of this warrant, a new warrant of like tenor.

      1.6 Put Right. In the event that the Company's shares of common stock are not listed for quotation on a recognized national securities exchange, the
Nasdaq  National  Market  (or  a  similar  national   quotation   system),   the
over-the-counter electronic bulletin board or the Pink Sheets (collectively, "Public Markets"), at Holder's option, in lieu of exercising its rights as set forth in Section 1.1 or Section 1.2, Holder shall have the right to require the Company to purchase this warrant, or the Shares issuable upon the exercise of this warrant (the "Put Right"), for an aggregate purchase price equal to the number of Shares issued and issuable upon exercise of this warrant multiplied by Equity Value (the "Put Price"). Holder may exercise the Put Right at anytime during the term of this warrant. The Company shall pay the purchase price to the Holder within seven (7) days after receipt of Holder's written notice of Holder's decision to exercise the Put Right; provided, that in the event that Holder's notice is provided less than seven (7) days prior to the closing of an Acquisition, the Company shall make the payment of the Put Price to the Holder on the day before the date of the closing of the Acquisition.

      1.7 Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any Common Stock (the "Purchase Rights"), then the Holder of this warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if such Holder held the number of Shares acquirable upon complete exercise of this warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

      1.8  Effect  of  Sale,   Merger,   or   Consolidation   of  the   Company.

            1.8.1 "Acquisition." For the purpose of this warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

            1.8.2 Assumption of Warrant. If upon the closing of any Acquisition the successor entity assumes the obligations of this warrant, then this warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this warrant.

            1.8.3 Nonassumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of this warrant, and Holder has not otherwise exercised this warrant in full, then Holder shall have the right to deem this warrant to have been automatically converted pursuant to Section
1.2 and thereafter Holder shall participate in the Acquisition on the same terms as other holders of the same class of securities of the Company.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

      2.1 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this warrant, Holder shall be entitled to receive, upon exercise or conversion of this warrant, the number and kind of securities and property that Holder would have received for the Shares if this warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new warrant. The provisions of this Section 2.1 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

      2.2 Adjustments for Combinations, Etc. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a greater number of shares, the Warrant Price shall be proportionately decreased.

      2.3 Adjustments for Diluting Issuances. The Warrant Price and the number of Shares issuable upon exercise of this warrant shall be subject to adjustment, from time to time, in the manner set forth on Exhibit A in the event of Diluting Issuances (as defined on Exhibit A).

      2.4 No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment.

      2.5 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

      3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

            (a) All Shares which may be issued upon the exercise of the purchase right represented by this warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

      3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; or (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 25 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; and (2) in the case of the matters referred to in (c) and (d) above at least 25 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event).

      3.3 Information Rights. So long as the Holder holds this warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all communiques to the shareholders of the Company, (b) within one hundred and five (105) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing, (c) within fifty (50) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements, and (d) within thirty (30) days after the end of each quarter of each fiscal year, a capitalization table showing all issued and outstanding (i) capital stock of the Company, organized by class and series, and (b) all options, warrants and other purchase or acquisition rights with respect to any class or series of capital stock of the Company held by any person.

      3.4 Registration.

            (a) Definitions.

                  For purposes of this Section 3.4 the following terms have the following definitions:

                  "Registrable Stock" means (i) all Shares which are issuable pursuant to this warrant, whether or not the warrant has in fact been exercised and whether or not such Shares have in fact been issued, (ii) all Shares acquired by Holder pursuant to this warrant, and (iii) any shares of Common Stock, whether or not such shares of Common Stock have in fact been issued, and stock or other securities of the Company issued in a stock split or reclassifications of, or a stock dividend or other distribution on, or in substitution or exchange for, or otherwise in connection with, such Shares.

                  "Commission"   means   the  U.S.   Securities   and   Exchange
Commission.

                  "participating holders" means holders of Registrable Stock included in a registration statement filed with the Commission pursuant to this
Section 3.4.

                  "Securities Act" means the Securities Act of 1933, as amended.

            (b) Incidental Registration. Each time the Company shall determine to file a registration statement under the Securities Act (other than (i) a post-effective amendment to the Company's Form SB-2 Registration Statement (File No. 333-117126), or (ii) on Form S-8 or Form S-4) in connection with the proposed offer and sale for money of any of its securities by it or by any of its security holders, the Company will give written notice of its determination to all holders of Registrable Stock at least ten (10) days prior to the filing of such registration statement. Upon the written request of a holder of any Registrable Stock, within ten (10) days after receipt of the above-described notice from the Company, the Company will cause all such Registrable Stock, the holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Stock to be so registered in accordance with the terms of the proposed offering. If the registration statement is to cover an underwritten distribution, the Company shall use its best efforts to cause the Registrable Stock requested for inclusion pursuant to this Section 3.4(b) to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event of a firm commitment underwriting, if the managing underwriter of such offering shall advise holders in writing that, in its good faith opinion, distribution of a specified portion of the securities requested to be included in the registration statement would materially adversely affect the distribution of such securities by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution, then the securities to be included in the registration shall be included in the following order: (1) first, the securities the Company proposes to include in the underwritten offering, (2) second, Registrable Stock requested to be included in such registration by holders of Registrable Stock, on a pro rata basis, and (3) third, all other shares of securities requested to be included by any other security holder of the Company. The Company shall maintain the effectiveness of any such registration statement until the date which is the later to occur of (i) the expiration of any such public offering, and (ii) twelve (12) months from the date that any such registration statement is declared effective by the Commission.

            (c) Expenses of Registration. All expenses incident to the Company's performance of or compliance with this warrant, including, without limitation, the following shall be borne by the Company, regardless of whether the registration statement becomes effective:

                  (i) All registration and filing fees (including those with respect to filings required to be made with the National Association of Securities Dealers, Inc.);

                  (ii) Fees and expenses of compliance with all securities or blue sky laws (including fees and disbursements of counsel for the underwriters or participating holders in connection with blue sky qualifications of the Registrable Stock and in determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or participating holders of a majority of the Registrable Stock being sold may designate);

                  (iii) Printing, messenger, telephone, facsimile and delivery expenses;

                  (iv) Fees and disbursements of counsel for the Company, and the underwriters;

                  (v) Fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "comfort" letters required by or incident to such performance);

                  (vi) Fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Stock or legal expenses of any person other than the Company and the selling holders); and

                  (vii) Fees and expenses of other persons retained by the Company.

                        The Company will, in any event, pay its internal expenses (including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company.

            (d) Indemnification.

                  (i) The Company hereby agrees to indemnify each of the participating holders of Registrable Stock included on any registration statement and their officers and directors and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, preliminary or final prospectus, or other document incident to any such registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to reimburse the holders of Registrable Stock (including officers and directors of the same and controlling persons) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by holders of Registrable Stock in an instrument duly executed by them and stated to be specifically for use therein.

                  (ii) Participating holders of Registrable Stock whose shares are included in a registration statement, severally and not jointly, agree to indemnify the Company and its officers and directors and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on any untrue statement of a material fact contained in any registration statement, preliminary or final prospectus or other document incident to any such registration, qualification or compliance relating to the Warrants or the securities purchased pursuant to the Warrants (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company and each other person indemnified pursuant to this Section 3.4(d) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this
Section 3.4(d) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon information (including, without limitation, written negative responses to inquiries) furnished to the Company in writing in an instrument duly executed by participating holders of Registrable Stock and stated to be specifically for use in such prospectus, or other document (or related registration statement, notification or the like) or any amendment or supplement thereto; provided further, that in no case shall any participating holder of Registrable Stock be responsible for any amount in excess of the amount of net proceeds received by such participating holders from the offering of the securities.

                  (iii) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 3.4(d), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 3.4(d), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in the indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnified party may assume the defense of such claim, jointly with any other indemnified party that reasonably determines such conflict of interest to exist, and the indemnifying party shall be liable to such indemnified parties for the reasonable legal fees and expenses of one counsel for all such indemnified parties and for other expenses reasonably incurred in connection with the defense thereof incurred by the indemnified party. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect of such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                  (iv) Indemnification and contribution similar to that specified in this Section 3.4(d) (with appropriate modifications) shall be given by the Company and each participating holder of Registrable Stock included in a registration statement with respect to any required registration or other qualification of Registrable Stock under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

                  (v) The indemnification required by this Section 3.4(d) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  (vi) If the indemnification provided for in this Section 3.4(e) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any person or entity hereunder be greater in amount than the dollar amount of the proceeds received by such person or entity upon the sale of the Registrable Stock giving rise to such contribution obligation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4(d)(vi) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 3.4(d)(vi). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

            (e) Assignment of Rights; Termination. The rights granted under this
Section 3.4 may be assigned to the transferee of any of the Warrant or Registrable Stock

ARTICLE 4. MISCELLANEOUS.

      4.1 Term: Notice of Expiration. This warrant is exercisable in whole or in part, at any time and from time to time on or after the Issue Date and on or before the Expiration Date set forth above. If this warrant has not been exercised prior to the Expiration Date, this warrant shall be deemed to have been automatically exercised on the Expiration Date by "cashless" conversion pursuant to Section 1.2.

      4.2 Legends. This warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS  SECURITY HAS NOT BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933,  AS
AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

      4.3 Compliance with Securities Laws on Transfer. This warrant and the Shares issuable upon exercise of this warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder that is an "accredited investor" within the meaning of Rule 501 of the Securities Act, or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale. With respect to any transfer by any Holder pursuant to Rule 144, to the extent that a legal opinion is required to effect such transfer by Holder, the Company shall deliver an opinion of its counsel (at the Company's expense), as required, to any broker or transfer agent to the effect that the proposed transfer by the Holder may be effected pursuant to Rule 144.

      4.4 Transfer Procedure. Subject to the provisions of Section 4.3, Holder may transfer all or part of this warrant or the Shares issuable upon exercise of this warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable); provided, however, that Holder may transfer all or part of this warrant to its affiliates at any time without notice to the Company, and such affiliate shall then be entitled to all the rights of Holder under this warrant and any related agreements, and the Company shall cooperate fully in ensuring that any stock issued upon exercise of this warrant is issued in the name of the affiliate that exercises this warrant. The term "affiliate" as used herein shall mean, with respect to Holder, any person or entity which directly or indirectly controls, is controlled by, or is under common control with, Holder. The term "control" as used herein, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract, acting as an officer, director or manager or otherwise. The terms and conditions of this warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective permitted successors and assigns. Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this warrant to any person who directly competes with the Company.

      4.5 Notices. All notices and other communications to a party hereto shall be in writing. All such notices and communications shall be deemed to have been duly given, when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five
(5) business days after being deposited in the mail, postage prepaid; and, if faxed, when transmission is confirmed. All notices shall be addressed as follows:

      To Holder:        Meridian Commercial Healthcare Finance, LLC
                        4320 La Jolla Village Drive, Suite 250
                        San Diego, CA 92122
                        Attn.: Ron Pituch
                        Fax: (858) 200-2051

      To Company:       PracticeXpert, Inc.
                        10833 Washington Boulevard
                        Culver City, CA  90232
                        Attn.: Michael Manahan
                        Fax: (310) 815-3507

      4.6 Amendments. This warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

      4.7 Attorneys' Fees. In the event of any dispute between the parties concerning the terms and provisions of this warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

      4.8 Governing Law. This warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.


                                    PRACTICEXPERT, INC.
                                    a Nevada corporation

                                    By:
                                       ---------------------------------
                                       Michael Manahan
                                       Chief Financial Officer


ACCEPTED AND AGREED TO BY:

MERIDIAN COMMERCIAL HEALTHCARE FINANCE, LLC a Nevada limited liability company

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                   APPENDIX 1

                               NOTICE OF EXERCISE

      1. The undersigned hereby elects to purchase ______________ shares of the common stock, par value $0.001 per share, of PracticeXpert, Inc., a Nevada corporation, pursuant to the terms of the attached warrant, and tenders herewith payment of the purchase price of such shares in full.

      1. The undersigned hereby elects to convert the attached warrant into shares of common stock, par value $0.001 per share, of PracticeXpert, Inc., in the manner specified in the warrant. This conversion is exercised with respect to ______________ of the shares covered by the warrant.

      [Strike paragraph that does not apply.]

      2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

      Meridian Commercial Healthcare Finance, LLC
      ________________________________________
      ________________________________________
      ________________________________________

      3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

MERIDIAN COMMERCIAL HEALTHCARE FINANCE, LLC,


------------------------------------------------
(Signature)

------------------------------------------
(Date)

                                    EXHIBIT A

                   MERIDIAN COMMERCIAL HEALTHCARE FINANCE, LLC

                             ANTI-DILUTION AGREEMENT

      This Anti-Dilution Agreement is entered into as of the 1st day of June, 2005, by and between Meridian Commercial Healthcare Finance, LLC ("Purchaser") and PracticeXpert, Inc. ("the Company").

                                    RECITALS

      A. Concurrently with the execution of this Anti-Dilution Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Shares (as defined in the Warrant).

      B. By this Anti-Dilution Agreement, the Purchaser and the Company desire to set forth the adjustment in the number of Shares issuable upon exercise of the Warrant as a result of a Diluting Issuance (as defined below).

      C. Capitalized terms used herein shall have the same meaning as set forth in the Warrant.

            NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

      1. Definitions. As used in this Anti-Dilution Agreement, the following terms have the following respective meanings:

            (a) "Option" means any right, option or warrant to subscribe for, purchase or otherwise acquire common stock or Convertible Securities.

            (b) "Convertible Securities" means any evidences of indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for common stock.

            (c) "Issue" means to grant, issue, sell, assume or fix a record date for determining persons entitled to receive any security (including Options), whichever of the foregoing is the first to occur.

            (d) "Additional Common Shares" means all common stock (including reissued shares) Issued (or deemed to be issued pursuant to Section 2) after the date of the Warrant. Additional Common Shares does not include, however, any common stock Issued in a transaction described in Sections 2.1 and 2.2 of the Warrant; any common stock Issued upon conversion of preferred stock outstanding on the date of the Warrant; the Shares; or common stock Issued as incentive or in a non-financing transaction to employees, officers, directors or consultants to the Company.

      2. Deemed Issuance of Additional Common Shares. The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security. The maximum amount of common stock Issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

      3. Adjustment of Warrant Price and Warrant Shares for Diluting Issuances.

            3.1 Full Ratchet Price Adjustment. If the Company issues Additional Common Shares after the date of the Warrant and the consideration per Additional Common Share (determined pursuant to Section 9) is less than the Warrant Price in effect immediately before such Issue (a "Diluting Issuance"), then the Warrant Price in effect immediately before such Issue shall be reduced, concurrently with such Issue, to a price (calculated to the nearest hundredth of a cent) equal to the lowest per share price to be paid for each Additional Common Share in such Issue.

            3.2 Securities Deemed Outstanding. For the purpose of this Section 3, all securities Issuable upon exercise of any outstanding Convertible Securities or Options, Warrants, or other rights to acquire securities of the Company shall be deemed to be outstanding.

            3.3 Adjustment of Shares Purchasable. To the extent a Diluting Issuance occurs, the number of shares of Common Stock purchasable under this warrant shall be increased to that number of Shares equal to (a) the number of Shares purchasable under this warrant immediately prior to the Diluting Issuance, multiplied by (b) a fraction, (i) the numerator of which equals the Warrant Price prior to adjustment under Section 3.1, and (ii) the denominator of which equals the Warrant Price as adjusted under Section 3.1.

      4. No Adjustment for Issuances Following Deemed Issuances. No adjustment to the Warrant Price shall be made upon the exercise of Options or conversion of Convertible Securities.

      5. Adjustment Following Changes in Terms of Options or Convertible Securities. If the consideration payable to, or the amount of common stock Issuable by, the Company increases or decreases, respectively, pursuant to the terms of any outstanding Options or Convertible Securities, the Warrant Price shall be recomputed to reflect such increase or decrease. The recomputation shall be made as of the time of the Issuance of the Options or Convertible Securities. Any changes in the Warrant Price that occurred after such Issuance because other Additional Common Shares were Issued or deemed Issued shall also be recomputed.

      6. Recomputation Upon Expiration of Options or Convertible Securities. The Warrant Price computed upon the original Issue of any Options or Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed when any Options or rights of conversion under Convertible Securities expire without having been exercised. In the case of Convertible Securities or Options for common stock, the Warrant Price shall be recomputed as if the only Additional Common Shares Issued were the shares of common stock actually Issued upon the exercise of such securities, if any, and as if the only consideration received therefor was the consideration actually received upon the Issue, exercise or conversion of the Options or Convertible Securities. In the case of Options for Convertible Securities, the Warrant Price shall be recomputed as if the only Convertible Securities Issued were the Convertible Securities actually Issued upon the exercise thereof, if any, and as if the only consideration received therefor was the consideration actually received by the Company (determined pursuant to Section 9), if any, upon the Issue of the Options for the Convertible Securities.

      7. Limit on Readjustments. No readjustment of the Warrant Price pursuant to Sections 5 or 6 shall increase the Warrant Price more than the amount of any decrease made in respect of the Issue of any Options or Convertible Securities.

      8. 30 Day Options. In the case of any Options that expire by their terms not more than 30 days after the date of Issue thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options.

      9. Computation of Consideration. The consideration received by the Company for the Issue of any Additional Common Shares shall be computed as follows:

            (a) Cash shall be valued at the amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends.

            (b) Property. Property, other than cash, shall be computed at the fair market value thereof at the time of the Issue as determined in good faith by the Board of Directors of the Company.

            (c) Mixed Consideration. The consideration for Additional Common Shares Issued together with other property of the Company for consideration that covers both shall be determined in good faith by the Board of Directors.

            (d) Options and Convertible Securities. The consideration per Additional Common Share for Options and Convertible Securities shall be determined by dividing:

                  (i) the total amount, if any, received or receivable by the Company for the Issue of the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon exercise of the Options or conversion of the Convertible Securities, by

                  (ii) the maximum amount of common stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) ultimately Issuable upon the exercise of such Options or the conversion of such Convertible Securities.

      10. General.

            10.1 Governing Law. This Anti-Dilution Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

            10.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

            10.3 Entire Agreement. Except as set forth below, this Anti-dilution Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            10.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Purchaser at Purchaser's address as set forth below, or at such other address as Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth below, or at such other address as the Company shall have furnished to the Purchaser in writing.

            10.5 Severability. In case any provision of this Anti-Dilution Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Anti-dilution Agreement shall not in any way be affected or impaired thereby.

            10.6  Titles  and   Subtitles.   The  titles  of  the  sections  and
subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Anti-Dilution Agreement.

            10.7 Counterparts. This Anti-Dilution Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

PURCHASER                                 ISSUER

MERIDIAN COMMERCIAL HEALTHCARE            PRACTICEXPERT, INC.,
FINANCE, LLC, a Nevada limited            a Nevada corporation
liability company


By:                                       By:
   ---------------------------------         ---------------------------------
Name:                                        Michael Manahan
     -------------------------------         Chief Financial Officer
Title:
      ------------------------------

Address: 4320 LaJolla Village Drive,      Address: 10833 Washington Boulevard
         Suite 250                                 Culver City, CA 90232
         San Diego, CA 92122